[BRIDGEWAY LOGO]

December Quarter Semi-annual Report


February 20, 2001

Dear Ultra-Large 35 Index Portfolio Shareholder,

For the first calendar year since inception, it didn't pay to be invested in the largest of the large. Amid the recent market correction (and technology rout), our Portfolio declined 13.4% in the six months and 15.1% for the calendar year through December.

On a more positive note, the tax efficiency of our Portfolio remains outstanding. We have yet to distribute any capital gains after three and a half years of operations. Our tax efficiency (the percentage of returns a high income shareholder would keep in a taxable account) over the last three years has been 97.6% compared to 95.2% for an S&P 500 fund.

Performance Summary

The following table presents SEC standardized performance for our Portfolio and various benchmarks. The graph at the bottom of the page shows our cumulative quarterly performance versus the same benchmarks.

                                      6 month        1 Year       Life-to-Date
                                      7/1/00         1/1/00          7/31/97
                                    to 12/31/00   to 12/31/00     to 12/31/00(4)
                                    -----------   -----------     --------------
Ultra-Large 35 Index Portfolio         (13.4)%       (15.1)%            13.4%
S&P 500 Index(1)                        (8.7)%        (9.1)%            11.4%
Bridgeway Ultra-Large 35 Index(2)      (14.5)%       (16.0)%            12.7%
Lipper Growth and Income Funds(3)        1.3%          0.4%              8.0%

(1) The S&P 500 Index is an unmanaged index of large companies with dividends reinvested. (2) The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very large, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the adviser of the Portfolio. (3) The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. (4) Life-to-date returns are annualized. Past performance does not guarantee future returns.

      [GRAPH SHOWING GROWTH OF $10,000 INVESTED FROM 7/31/97 TO 12/31/00]

Detailed Explanation of the Performance

TRANSLATION: Our best and worst industries "flipped" directions from 1999 to 2000. Technology stocks had a great 1999 but horrible 2000. Pharmaceuticals had a poor 1999 but great 2000.

The table below indicates the returns of our stocks for the calendar year 2000. Apart from pharmaceuticals, financial services firms helped cushion the blow from the technology meltdown of 2000 (which included telecommunications). Thank heavens for diversification. The total number of companies below is more than 35 due to spin-offs and mergers.

          Annual Appreciation for Ultra-Large 35 Index Portfolio Stocks
                           for the Calendar Year 200

 Rank    Company                                       Industry                         % Change
 ----    -------                                       --------                         --------
   1     Pfizer Inc.                                   Pharmaceuticals                    41.8%
   2     Merck & Co., Inc.                             Pharmaceuticals                    39.6%
   3     Federal National Mortgage Association         Diversified Financial Services     38.9%
   4     American International Group                  Insurance                          36.7%
   5     Citigroup Inc.                                Diversified Financial Services     22.5%
   6     Bristol-Myers Squibb Company                  Pharmaceuticals                    15.2%
   7     Johnson & Johnson                             Healthcare-Products                12.8%
   8     Exxon Mobil Corp.                             Oil & Gas Producers                 7.9%
   9     Coca-Cola Company                             Beverages                           4.6%
  10     Oracle Corp.                                  Software                            3.7%
  11     Walt Disney Walt Company                      Media                              (1.1)%
  12     SBC Communications Inc.                       Telecommunications                 (2.1)%
  13     Chevron Corp.                                 Oil & Gas Producers                (2.5)%
  14     GTE Corp.                                     Telecommunications                 (3.3)%
  15     General Electric Company                      Miscellaneous Manufacturers        (7.1)%
  16     Bank of America Corp.                         Banks                              (8.6)%
  17     Visteon Corp (spin off from Ford)             Auto Parts & Equipment            (11.3)%
  18     United Parcel Service Inc.                    Transportation                    (14.8)%
  19     McDonald's Corp.                              Retail                            (15.7)%
  20     Verizon Communications Inc                    Telecommunications                (18.6)%
  21     Ford Motor Company                            Auto Manufacturers                (20.2)%
  22     International Business Machines Corp.         Computers                         (21.3)%
  23     Wal-Mart Stores Inc.                          Retail                            (23.1)%
  24     E.I. Du Pont de Nemours & Company             Chemicals                         (26.7)%
  25     Intel Corp.                                   Semiconductors                    (27.0)%
  26     Time Warner Inc. (now AOL Time Warner)        Media                             (27.8)%
  27     Procter & Gamble Company                      Cosmetics/Personal Care           (28.4)%
  28     Cisco Systems Inc.                            Telecommunications                (28.6)%
  29     Agilent Technologies Inc. (spin off from      Electronics                       (28.9)%
         Hewlett-Packard)
  30     Hewlett-Packard Company                       Computers                         (29.0)%
  31     General Motors Corp.                          Auto Manufacturers                (29.9)%
  32     Home Depot Inc.                               Retail                            (33.4)%
  33     Avaya Inc. (spin off from Lucent)             Telecommunications                (48.9)%
  34     America Online Inc (now AOL Time Warner)      Media                             (53.9)%
  35     Motorola Inc.                                 Telecommunications                (58.7)%
  36     Microsoft Corp.                               Software                          (62.8)%
  37     Dell Computer Corp.                           Computers                         (65.8)%
  38     AT&T Corp.                                    Telecommunications                (66.0)%
  39     WorldCom Inc.                                 Telecommunications                (73.5)%
  40     Lucent Technologies Inc.                      Telecommunications                (80.9)%

Which Fund Family Had the Best Returns in 2000?

In an article on January 16, Investor's Business Daily reported the rankings of the top 20 fund families based on the asset-weighted returns of their diversified stock funds. Who won?

Who cares? Bridgeway beat them all. Bridgeway beat them all in 1999, too. I haven't figured out why these reporters are so obsessed with the largest fund companies. I guess they think most people want to be a part of "the pack" following the pied piper.

"We too were caught up ..."

TRANSLATION: Our Index composition rules stressing diversification helped steer us clear the emotional pull to invest more and more in hot sectors.

The following is from a portfolio manager at one of the largest and most well-respected fund families that had made a name for itself in growth and technology stocks over the last few years:

                  "We too, were caught up in the over-enthusiasm for tech."

Needless to say, this fund group, which looked like the market heroes in the late 90's amid an awesome run of large growth companies, wasn't sitting so pretty at the end of 2000. It makes sense to me; if you fall in love with one segment of the market, you can expect to do better than your peers when that segment is doing well and worse when it is doing poorly. Upon reflection, the quote above caught my attention. One of this Portfolio's strengths is that we don't get overenthusiastic about technology, the Internet, or any other sector. We own our share of technology (30.4% if you count telecommunications), but we're just investing in 35 of some of the largest U.S. companies. Our simple process looks just the same when the market is going up as when it's coming down. We don't time the market; we don't get overly enthusiastic when the market's up, nor downtrodden when the market's down.

I spent a half hour recently trying to reassure a friend who has made some excellent savings and investment decisions over the last decade and who is now losing sleep. The one mistake he made was falling in love exclusively with technology and growth stocks. Even with the carnage of 2000, his portfolio is not doing too badly, considering the full course of the last decade. My advice to him is the same I've repeated in my letters over the years: 1) Put short-term money (money you may need to spend in the short-term) and some emergency money (enough to cover a "rainy day" or rainy year) in short-term, low volatility instruments, like a short-term bond fund. 2) Put long-term money (money you expect to spend much later) in long-term instruments, like a diversified portfolio of stocks. 3) Pay attention to taxes, but don't let them be the primary driver of your investment plan. (Avoiding tax sheltering limited partnerships in the 70's would have been wise, I believe, but considering a tax efficient fund for a taxable account is probably a good idea.) 4) Forget about the rule of thumb, "You can spend the interest and dividends, but don't touch principal." I think a better plan is to think about an appropriate level of annual redemptions regardless of whether it comes from "principal," income, or appreciation. In a diversified portfolio based on 75% stocks and 25% short-term bonds, I believe 4 to 5% is conservative and relatively safe. 5) No investment is 100% safe. If you retired in 1940, having just lived through the Great Depression, a safe thing appeared to be putting your retirement nest egg in Treasury Bills. Over the next 10 years (including reinvesting interest) they lost 41% of their purchase power due to inflation. How safe was that? Diversification would have been a better plan. 6) Have a plan that includes diversification, write it down (maybe have someone review it), and then stick with it. These points would avoid most of the mistakes I see people make with investments.

Please don't consider anything in this section as investment advice. It's philosophy. I don't know the specifics of your financial picture, and no "canned advice" applies in all situations.

Expenses

TRANSLATION: The Securities and Exchange Commission is considering requiring funds to report actual dollar expenses to their shareholders. We'll take a "first shot" at it here. Among retail mutual funds, to the best of my knowledge, our costs are rock bottom.

There has been considerable industry discussion surrounding a proposal by the SEC to require funds to report actual investment expenses at the shareholder level. Thus, instead of just reporting an expense ratio, funds would calculate your actual dollars of expenses over the last year. While this gets complicated with additions and withdrawals, it's pretty easy to calculate if you just count an investment held from the beginning to the end of the year. If you hold a $1,000 investment at calendar year end, you paid $1.70 in fund expenses during the year. You can use this number to calculate your own expenses, assuming no contributions or withdrawals in 2000. For example, if your account had $8,267 at the end of December, you paid $14.05 in expenses in 2000.

                                       2000     Average Domestic
                                      Actual      Equity Fund
                                      ------    ----------------
Expense Ratio                          0.15%          1.43%
$ of expenses per $1000
     of 12/31/00 account balance      $1.70         $16.17

The second column is the actual experience in calendar year 2000. The third column is the same figure for the average of domestic equity funds. This is where the Portfolio really shines. You keep more of the returns due to lower expenses. In a taxable account, you also keep more returns that the vast majority of funds due to tax efficiency.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the historical period in question.

Conclusion

As always, I appreciate your feedback. We take shareholder comments seriously and have made continuing improvements because people have taken the time to write or call us. Please keep your ideas coming.

Sincerely,

/s/ JOHN MONTGOMERY

John Montgomery

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS (unaudited)
                     Showing percentage of total net assets
                               December 31, 2000

     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
Common Stock - 98.3%
     Auto Manufacturing - 4.8%
               Ford Motor Company                        8,341        $   195,492
               General Motors Corp.                      2,433            123,931
                                                                      -----------
                                                                          319,423
     Banking - 1.7%
               Bank of America Corp.                     2,469            113,265

     Beverages - 2.5%
               Coca-Cola Company                         2,747            167,395

     Chemicals - 2.8%
               Du Pont (E.I.) de Nemours &
                  Company *                              3,887            187,791

     Computers - 6.0%
               Dell Computer Corp. *                     4,965             86,577
               Hewlett-Packard Company                   4,246            134,014
               International Business Machines
                  Corp.                                  2,097            178,245
                                                                      -----------
                                                                          398,836

     Cosmetics and Personal Care - 1.8%
               Procter & Gamble Company                  1,516            118,911

     Diversified Financial Services - 8.6%
               Citigroup Inc.                            4,902            250,308
               Federal National Mortgage
                  Association                            3,733            323,838
                                                                      -----------
                                                                          574,146

     Electronics - 0.7%
               Agilent Technologies Inc. *                 809             44,293

     Healthcare Products - 3.7%
               Johnson & Johnson                         2,381            250,154

     Insurance - 3.5%
               American International Group              2,364            233,002

     Manufacturing - 3.2%
               General Electric Company                  4,431            212,411

     Media - 6.5%
               AOL Time Warner Inc. *                    3,022            105,166
               Walt Disney Company                       5,114            147,986
               Time Warner Inc.                          3,418            178,556
                                                                      -----------
                                                                          431,708

     Oil & Gas Producers - 5.6%
               Chevron Corp.                             1,935            163,387
               Exxon Mobil Corp.                         2,451            213,084
                                                                      -----------
                                                                          376,471

     Industry  Company                                  Shares           Value
     --------  -------                                  ------           -----
     Pharmaceuticals - 12.6%
               Bristol-Myers Squibb Company              4,934            364,808
               Merck & Company, Inc.                     2,996            280,501
               Pfizer Inc.                               4,263            196,098
                                                                      -----------
                                                                          841,407
     Retail - 8.3%
               Home Depot Inc.                           4,195            191,659
               McDonald's Corp.                          5,231            177,854
               Wal-Mart Stores Inc.                      3,489            185,353
                                                                      -----------
                                                                          554,866
     Semiconductors - 2.6%
               Intel Corp.                               5,888            177,008

     Software - 6.8%
               Microsoft Corp. *                         3,508            152,160
               Oracle Corp. *                           10,448            303,645
                                                                      -----------
                                                                          455,805
     Telecommunications - 13.8%
               AT&T Corp.                                6,652            115,163
               Avaya Inc. *                                212              2,186
               Cisco Systems Inc. *                      4,804            183,753
               Lucent Technologies Inc.                  5,070             68,445
               Motorola Inc.                             5,266            106,637
               SBC Communications Inc.                   4,619            220,557
               Verizon Communications Inc.               3,274            164,109
               WorldCom Inc. *                           4,302             60,497
                                                                      -----------
                                                                          921,347
     Transportation - 2.9%
               United Parcel Service Inc.                3,295            193,787
                                                                      -----------

     Total Common Stock (Identified Cost $6,201,188)                  $ 6,572,026
                                                                      -----------
Total Investments - 98.3%                                             $ 6,572,026

Other Assets and Liabilities, net - 1.7%                                  112,067
                                                                      -----------

Total Net Assets - 100.0%                                             $ 6,684,093
                                                                      ===========


* Non-income producing security as no dividends were paid during the period from July 1, 2000 to December 31, 2000.

** The aggregate identified cost on a tax basis is $6,201,188. Gross unrealized appreciation and depreciation were $1,165,209 and $794,371, respectively, or net unrealized appreciation of $370,838.

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                 STATEMENT OF ASSETS AND LIABILITIES (unaudited)
                             As of December 31, 2000

ASSETS:
      Investments at value (cost - $6,201,188)          $ 6,572,026
      Cash                                                    6,297
      Receivable for investments sold                       116,846
      Receivable for interest                                    87
      Receivable for dividends                                3,343
      Deferred organization costs                             1,580
                                                        -----------
            Total assets                                  6,700,179
                                                        -----------

LIABILITIES:
      Payable for shares redeemed                            12,390
      Payable for management fee                                891
      Payable for organization costs                          1,580
      Accrued expenses                                        1,225
                                                        -----------
            Total liabilities                                16,086
                                                        -----------
      NET ASSETS ( 890,610 SHARES OUTSTANDING)          $ 6,684,093
                                                        ===========
      Net asset value, offering and redemption
        price per share ($6,684,093 / 890,610)          $      7.51
                                                        ===========

NET ASSETS REPRESENT:
      Paid-in capital                                   $ 6,609,417
      Undistributed net realized loss on investments       (296,161)
      Net unrealized appreciation of investments            370,837
                                                        -----------
      NET ASSETS                                        $ 6,684,093
                                                        ===========

See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                       STATEMENT OF OPERATIONS (unaudited)
                   For the six months ended December 31, 2000

INVESTMENT INCOME:
      Dividends                                            $    48,022
      Interest                                                     255
                                                           -----------
            Total income                                        48,277

EXPENSES:
      Management fees                                            2,894
      Accounting fees                                           16,011
      Audit fees                                                 2,743
      Custody                                                    1,092
      Amortization of organization costs                           451
      Insurance                                                    312
      Legal                                                        364
      Miscellaneous                                                 55
                                                           -----------
            Total expenses                                      23,922
      Less fees waived                                          (2,894)
      Less expenses reimbursed                                 (15,602)
                                                           -----------
            Net expenses                                         5,426
                                                           -----------

NET INVESTMENT INCOME                                           42,851
                                                           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

      Net realized loss on investments                        (100,076)
      Net change in unrealized appreciation                   (979,919)
                                                           -----------
      Net realized and unrealized loss                      (1,079,995)
                                                           -----------

NET DECREASE IN ASSETS RESULTING FROM OPERATIONS           ($1,037,144)
                                                           ===========


See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                 STATEMENT OF CHANGES IN NET ASSETS (unaudited)

                                                            Six months ended   Year ended
INCREASE (DECREASE) IN NET ASSETS:                         December 31, 2000  June 30, 2000
OPERATIONS:
      Net investment income                                    $    42,851     $    57,627
      Net realized loss on investments                            (100,076)       (138,461)
      Net change in unrealized appreciation                       (979,919)        652,974
                                                               -----------     -----------
          Net decrease resulting from operations                (1,037,144)        572,140
                                                               -----------     -----------
      Distributions to shareholders:
          From net investment income                               (79,379)        (42,583)
          From realized gains on investments                             0               0
                                                               -----------     -----------
            Total distributions to shareholders                    (79,379)        (42,583)
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                               2,003,877       4,065,738
      Reinvestment of dividends                                     72,077          42,482
      Cost of shares redeemed                                   (1,640,686)     (1,800,861)
                                                               -----------     -----------
          Net increase from Fund share transactions                435,268       2,307,359
                                                               -----------     -----------
          Net increase in net assets                              (681,255)      2,836,916
NET ASSETS:
      Beginning of period                                        7,365,348       4,528,432
                                                               -----------     -----------
      End of period (including undistributed net investment
          income of $33,697 as of June 30, 2000)               $ 6,684,093     $ 7,365,348
                                                               ===========     ===========
Number of Fund shares:
      Sold                                                         243,760         478,570
      Issued on dividends reinvested                                 9,278           5,004
      Redeemed                                                    (201,954)       (216,484)
                                                               -----------     -----------
          Net increase                                              51,084         267,090
      Outstanding at beginning of period                           839,526         572,436
                                                               -----------     -----------
      Outstanding at end of period                                 890,610         839,526
                                                               ===========     ===========



See accompanying notes to financial statements.

              BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                        FINANCIAL HIGHLIGHTS (unaudited)
                 (for a share outstanding throughout the period)


                                                 Six months ended         Year ended          Year ended        July 31, 1997* to
                                                 December 31, 2000      June 30, 2000        June 30, 1999       June 30, 1998
PER SHARE DATA
      Net asset value,
           beginning of period                       $     8.77           $     7.91           $     6.10           $   5.00
                                                     ----------           ----------           ----------           --------

      Income (loss) from investment operations:

                Net investment loss                        0.05                 0.08                 0.07               0.07
                Net realized and
                     unrealized gain (loss)               (1.22)                0.85                 1.77               1.03
                                                     ----------           ----------           ----------           --------
      Total from investment operations                    (1.17)                0.93                 1.84               1.10
                                                     ----------           ----------           ----------           --------

      Less distributions to shareholders:
           Net investment income                          (0.09)               (0.07)               (0.03)              0.00
           Net realized gains                              0.00                 0.00                 0.00               0.00
                                                     ----------           ----------           ----------           --------
      Total distributions                                 (0.09)               (0.07)               (0.03)              0.00
                                                     ----------           ----------           ----------           --------

      Net asset value, end of period                 $     7.51           $     8.77           $     7.91           $   6.10
                                                     ==========           ==========           ==========           ========

TOTAL RETURN [1]                                          (13.4)%               11.7%                30.3%              22.0%

RATIOS & SUPPLEMENTAL DATA

      Net assets, end of period                      $6,684,093           $7,365,348           $4,528,432           $386,371
      Ratios to average net assets: [2]
           Expenses after waivers
                and reimbursements                         0.15%                0.15%                0.15%              0.15%
           Expenses before waivers
                and reimbursements                         0.66%                0.47%                0.90%              9.73%
           Net investment loss after waivers
                and reimbursements                         1.19%                0.98%                1.06%              1.47%

      Portfolio turnover rate [2]                          14.2%                25.9%                16.6%              64.3%

[1] Not annualized for periods less than a year.
[2] Annualized for periods less than a year.
* July 31, 1997 commencement of operations.

See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO

                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.     Organization:

       Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

       The Fund is organized as a series fund and has five portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Social Responsibility Portfolio, and the Aggressive Growth Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. The Fund is authorized to issue 1,000,000,000 shares.

       Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.     Significant Accounting Policies:

       The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

       Securities Valuation

       Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

       Federal Income Taxes

       It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

       Distributions to Shareholders

       Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       Deferred Organization Costs

       Deferred organization costs are amortized on a straight-line basis over five years.

       Use of Estimates in Financial Statements

       In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unauditied), Continued

2.     Significant Accounting Policies, Continued:

       Risks and Uncertainties

       The Fund invests in stocks. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights.

       12b-1 Plan

       The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

       Other

       Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

       Assets in the Ultra-Large 35 Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $10 million.

3.     Management Contract:

       The Ultra-Large 35 Index Portfolio pays a flat 0.08% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.15%.

4.     Related Party Transactions:

       One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

       The Adviser has agreed to reimburse the Ultra-Large 35 Portfolio for any operating expenses above 0.15%. To achieve this expense level the Adviser has waived the management fees and $15,602 of accounting fees for the six months ended December 31, 2000. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.

       Payable for organization costs is payable to the Adviser.

5.     Custodial Agreement:

       The Fund has entered into a Custodial Agreement with Compass Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

                              BRIDGEWAY FUND, INC.
                         ULTRA-LARGE 35 INDEX PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued

6.     Cost, Purchases and Sales of Investment Securities:

       Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $805,000 and $509,005, respectively, for the six months ended December 31, 2000.

7.     Federal Income Taxes:

       During the six months ended December 31, 2000, the Fund paid a dividend from net investment income of $0.0881 per share to shareholders of record. The dividend qualified for the dividends received deduction of corporate shareholders.

       The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.

       At June 30, 2000 the fund had $885, $25,756 and $98,936 in capital loss carryforwards for federal income tax purposes expiring June 30, 2006, June 30, 2007 and June 30, 2008, respectively. The Fund incurred and elected to defer post-October 31 net capital losses of $57,575 to the year ended June 30, 2001.